UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2024

ZEO ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40927	98-1601409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Little Rd, Suite 200A, New Port Richey, FL	34654
(Address of principal executive offices)	(Zip Code)

(727) 375-9375

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZEO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50, subject to adjustment	ZEOWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 20, 2024, Zeo Energy Corp. (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Report”), in which the Company reported, among other events, the completion of a Business Combination (as defined in the Original Report). The Company subsequently amended the Original Report on March 25, 2024 to include its audited financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operation, and unaudited pro forma combined financial information for the fiscal year ended December 31, 2023 (the “First Amended Report”).

On August 2, 2024, the Company filed a Form 8-K with the SEC (the “Non-Reliance 8-K”) noting that during the preparation of the Company’s consolidated interim financial statements for the quarter ended June 30, 2024, the Company’s management identified the following misstatements and adjustments previously not recorded during the audit, as deemed immaterial at the time, to the Company’s financial statements for the year ended December 31, 2023 and the three months ended March 31, 2024:

For the year ended December 31, 2023

●	Corrections to accounts payable related to a manual entry from interim periods which should not have been included in accounts payable at December 31, 2023. The correction of this error results in a $844,000 increase in accounts payable and expenses.

●	Accrued expenses not previously recorded at December 31, 2023 of $336,000 resulting in an increase in accrued liabilities and an increase in expenses.

●	An owner distribution paid to the owners of Sunergy in the first and second quarters of 2024 related to the 2023 fiscal year was not accrued for as of December 31, 2023. The correction of this error resulted in a $325,000 increase in accrued liabilities and a reduction of members’ equity.

●	Other miscellaneous adjustments known at December 31, 2023, but not recorded due to materiality, have now been recorded. The impact of these adjustments was to reduce revenue $376,000, reduce expenses $139,000, reduce accounts receivable $66,000, and increase liabilities $380,000.

The net impact of correcting these misstatements is a reduction to net income of $1,417,000, and increase in total assets of $144,045, an increase to total liabilities of $1,885,868, and a decrease to total equity of $1,741,823.

For the three months ended March 31, 2024

●	Corrections to the December 31, 2023 period which reversed in the quarter ended March 31, 2024 which resulted in a reduction to the Company’s net loss attributable to Class A common stock by approximately $361,000 as follows: a) revenue increased by $376,000, b) cost of sales increased by $180,000 and c) general and administrative expenses decreased by $165,000.

●	Stock-based compensation relating to an executive had not been recorded of approximately $505,000 as general and administrative expenses with the offset being additional paid in capital.

●	Transaction costs relating to the business combination of approximately $572,000 had not been recorded in additional paid-in capital and accrued expenses.

●	The related tax impacts of the above adjustments which resulted in a reduction to the tax benefit of approximately $49,000.

The net impact of correcting the misstatements in the March 31, 2024 period is an increase in the net loss of approximately $193,000, a decrease in total assets of approximately $49,000, an increase in total liabilities of $2.0 million, and an increase in the accumulated deficit of approximately $2,0 million.

As described in the Non-Reliance 8-K, on July 29, 2024, the audit committee of the Company’s board of directors, after discussion with the Company’s management concluded, that(i) the Company’s previously issued financial statements for the fiscal year ended December 31, 2023 included in the Company’s First Amended Report; (ii) the Company’s Quarterly Report on Form 10-Q as filed with the SEC on May 16, 2024 (the “Form 10-Q”); and (iii) the financial statements noted in items (i) and (ii) above included in the Company’s Registration Statement on Form S-1, which was declared effective by the SEC on May 31, 2024, should no longer be relied upon and should be corrected for the errors described above. Additionally, the Company’s management have discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, the matters disclosed in the Non-Reliance 8-K.

As such, the Company is filing this Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) to restate its audited financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operation and unaudited pro forma combined financial information for the fiscal year ended December 31, 2023. The Company intends to correct the errors referenced above related to the quarterly period ended March 31, 2024 in an amendment to its Form 10-Q for the quarterly period ended March 31, 2024.

Further, the Company’s management has concluded that the errors arose due to its previously reported material weaknesses in the Company’s internal control over financial reporting relating to ineffective controls over period end financial disclosure and reporting processes, including, (i) not timely performing certain reconciliations and the completeness and accuracy of those reconciliations; (ii) lack of effectiveness of controls over accurate accounting and financial reporting and reviewing the underlying financial statement elements; and (iii) recording incorrect journal entries that did not have sufficient review and approval. The Company’s remediation plan with respect to such material weaknesses will be described in more detail in Item 4 of Part I to its Amendment No. 1 to the Form 10-Q, which it expects to file in the near-term.

This Amendment No. 2 reflects events that occurred after the filing of the First Amended Report, and, modifies and updates all disclosures in the Original Filing and the First Amended Report.

The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Financial Information

The audited financial statements of Sunergy as of and for the years ended December 31, 2023 and 2022, as restated, are set forth in Exhibit 99.1hereto and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Sunergy and ESGEN as of and for the year ended December 31, 2023, as restated, is set forth in Exhibit 99.2 hereto and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the year ended December 31, 2023, as restated, is set forth in Exhibit 99.3 hereto and incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Sunergy as of and for the years ended December 31, 2023 and 2022, as restated are set forth in Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Sunergy and ESGEN as of and for the year ended December 31, 2023, as restated is set forth in Exhibit 99.2 hereto and incorporated herein by reference.

(c) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited Consolidated Financial Statements of Sunergy as of and for the years ended December 31, 2023 and 2022, as restated.
99.2	Unaudited Pro Forma Condensed Combined Financial Information, as restated.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations, as restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2024	Zeo Energy Corp.

	By:	/s/ Timothy Bridgewater
	Name:	Timothy Bridgewater
	Title:	Chief Executive Officer and Chief Financial Officer

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